UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2008

VIRTUAL RADIOLOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-33815	27-0074530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Opus Parkway, Suite 200, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip code)

(952) 392-1100

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On August 6, 2008, Virtual Radiologic Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has approved a share repurchase program.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Exhibits

(d) Exhibits

Exhibit

Number	Description
99.1	Press Release dated August 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2008

VIRTUAL RADIOLOGIC CORPORATION

By:	/s/ George Frisch
Name:	George Frisch
Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 6, 2008